UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2005

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-09120 (Commission File Number)	22-2625848 (I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-49614 (Commission File Number)	22-3663480 (I.R.S. Employer Identification No.)

80 Park Plaza, T-25
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-00973 (Commission File Number)	22-1212800 (I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG ENERGY HOLDINGS L.L.C.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-32503 (Commission File Number)	42-1544079 (I.R.S. Employer Identification No.)
80 Park Plaza, T-20 Newark, New Jersey 07102-4194 (Address of principal executive offices) (Zip Code) 973-456-3581 (Registrant’s telephone number, including area code) http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in Item 2.02. Results of Operations and Financial Condition in this Form 8-K is furnished solely for Public Service Enterprise Group Incorporated (PSEG). The information contained in Item 8.01 Other Events in this combined Form 8-K is separately filed, as noted, by PSEG, Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 2.02 Results of Operations and Financial Condition

On May 4, 2005, PSEG announced unaudited financial results for the quarter ended March 31, 2005. A copy of the earnings release dated May 4, 2005 is furnished as Exhibit 99 to this Form 8-K. The information contained in this report is being furnished pursuant to Item 2.02 as directed by the U.S. Securities and Exchange Commission.

Item 8.01 Other Events

PSEG, PSE&G, Power and Energy Holdings

1st Quarter 2005 Results

On May 4, 2005, the following unaudited results were announced for PSEG, PSE&G, Power and Energy Holdings. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the quarter ended March 31, 2005 was $285 million, $117 million, $108 million and $77 million, respectively.

Item 9.01 Financial Statements and Exhibits

Exhibit 99	Press Release dated May 4, 2005 announcing first quarter 2005 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: May 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: May 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC

(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: May 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C.

(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: May 4, 2005